UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2004

___________________

San Juan Basin Royalty Trust

(Exact name of registrant as specified in the Amended and Restated San Juan Basin Royalty Trust Indenture)

Texas	1-8032	75-6279898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

TexasBank, Trust Department		76116
2525 Ridgmar Boulevard, Suite 100		(Zip code)
Fort Worth, Texas
(Address of principal executive offices)

Registrant’s telephone number, including area code: (866) 809-4553

N/A
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     99.1 Press release, dated February 17, 2004.

Item 12. Results of Operations and Financial Condition.

     On February 17, 2004, the Trustee issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing a monthly cash distribution to the holders of its units of beneficial interest of $6,178,833.99, or $0.132568 per unit, based principally upon production during the month of December 2003.

     In accordance with general instruction B.6 to Form 8-K, the information in this Form 8-K shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXASBANK, AS TRUSTEE FOR THE SAN JUAN BASIN ROYALTY TRUST (Registrant)
By:	/s/ Lee Ann Anderson
Lee Ann Anderson
Vice President and Trust Officer

Date: February 18, 2004

(The Trust has no directors or executive officers.)

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press release, dated February 17, 2004.